EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of TeamStaff, Inc (the Company) on Form 10-Q/A for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, T. Kent Smith, Chief Executive Officer of the Company, and Rick J. Filippelli, Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2003


/s/ T. Kent Smith                                     /s/ Rick J. Filippelli
-----------------                                     --------------------
T. Kent Smith                                         Rick J. Filippelli
Chief Executive Officer                               Chief Financial Officer



                                    32 of 32